EXHIBIT 10.26
SECOND AMENDMENT AGREEMENT TO
THE INVESTMENT MANAGEMENT AGREEMENT
THIS SECOND AMENDMENT AGREEMENT TO THE INVESTMENT MANAGEMENT AGREEMENT (the “Second Amendment Agreement”) is entered into this December 8, 2023, with an effective date as of December 8, 2023, between Houston Specialty Insurance Company, Imperium Insurance Company and Great Midwest Insurance Company (collectively the “Client”) and Arena Investors, LP, a Delaware limited partnership, as investment manager (the “Investment Adviser”). The Client and the Investment Adviser are sometimes each individually referred to as a “Party” and collectively as the “Parties”. Any terms used but not defined herein have the meanings assigned to them in the IMA (as defined below).
Witnesseth
WHEREAS, the Investment Adviser and the Client are parties to that certain Investment Management Agreement dated January 13, 2016 (the “IMA”), as amended, and further subject to the Supplemental Acknowledgements dated May 17, 2021, and March 23, 2022, pursuant to which the Investment Adviser provides certain services to the Client in respect of the Client’s investment sub-accounts (collectively, the “Account”).
WHEREAS, the Parties now wish to enter into this Second Amendment Agreement in order to clarify certain terms with respect to the Account.
NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree the IMA is hereby amended as follows:
1.AMENDMENTS
1.1Sec. 4(d) of the IMA shall be amended and restated as follows: “The Investment Adviser shall use commercially reasonable efforts to provide the Client with a NAV statement each month end for the Account issued by a third-party administrator within 20 business days after month end, calculated according to the General Accepted Accounting Principles.”
1.2Notwithstanding the limits provided in Table B of the March 23, 2022, Supplemental Acknowledgement or any investments made previous to the date of this Second Amendment Agreement, the Account’s maximum allocation to any investment in the Stable Income—Real Estate Credit sub-account (inclusive of commercial mortgage loan first lien) shall not exceed $2,500,000 at the time of initial investment.
1.2The first sentence of Exhibit B of the IMA, Investment Guidelines, shall be amended and restated to read: “The investment objective for the Account is to seek capital appreciation and current income by investing in debt and equity instruments, with an emphasis on debt instruments; with the exception that there shall be no investment in or backing litigation finance.” Note that any existing positions in litigation finance as of the date of this Second Amendment Agreement, are exempted from this prohibition, however, exposure shall not be increased.
2.ABSENCE OF ADDITIONAL AMENDMENTS
Unless otherwise agreed in an Amendment Agreement signed by both Parties, the terms of the IMA shall remain in full force and effect.
3.REPRESENTATION AND WARRANTIES
3.1Each Party hereby reiterates and confirms the original representations and warranties given in the IMA.
3.2Without prejudice to Section 3.1 above, each Party represents and warrants that: it has full power to execute this Amendment Agreement and to fulfil the obligations arising thereunder; and it took all the necessary steps to authorize the execution and performance of its obligations under this Amendment Agreement.
4.GOVERNING LAW; ARBITRATION
Notwithstanding the place where this Amendment Agreement may be executed by any of the parties hereto, the parties expressly agree that this Amendment Agreement, and all terms and provisions hereof, shall be governed by and construed in accordance with the laws of the State of Delaware (without conflicts of laws principles). Any dispute, controversy or claim arising out of or in connection with or relating to this Amendment Agreement or any breach or alleged breach hereof shall be submitted to, and determined and settled by, arbitration in New York, New York, pursuant to the Comprehensive Arbitration Rules of the Judicial Arbitration and Mediation Services, and judgment upon any such arbitral award rendered may be entered in any court having jurisdiction thereof.
5.COUNTERPARTS

EXHIBIT 10.26
This Amendment Agreement may be executed in any number of identical counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement as if the signatures to each counterpart were upon a single instrument. This Amendment Agreement shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original and not a facsimile signature.
6.JURY TRIAL WAIVER.
EACH OF THE PARTIES TO THIS AMENDMENT AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW OR IN EQUITY, ALL OF ITS RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AMENDMENT AGREEMENT, ANY GOVERNING DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY ACTIONS OR OMISSIONS IN CONNECTION HEREWITH OR THEREWITH. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed as of the date first stated above.
GREAT MIDWEST INSURANCE COMPANY
By: /s/Mark Haushill
Name: Mark Haushill
Title: Authorized Signatory
HOUSTON SPECIALTY INSURANCE COMPANY
By: /s/Mark Haushill
Name: Mark Haushill
Title: Authorized Signatory
IMPERIUM INSURANCE COMPANY
By: /s/Mark Haushill
Name: Mark Haushill
Title: Authorized Signatory

ARENA INVESTORS, LP
By: /s/Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory